Securities and Exchange Commission
                          Washington, D.C. 20549

                                Form 8 - K
                              Current Report


                     Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934


	Date of Report 	                           						August  28, 1995
(Date of earliest event reported)

                              Intrenet, Inc.
              (exact name of registrant as named in its charter)

                                 Indiana
               (State or other jurisdiction of incorporation)

0 - 14060                  				                  35 - 1597565
(Commission File Number)     			 (IRS Employer Identification No.)

                     400 TechneCenter Drive, Suite 200
                              Milford, Ohio
                                 45150
                 (Address of principal executive offices)

                           (513) - 576 - 6666
           (Registrant's telephone number, including area code)

Item 2.	Acquisition or Disposition of Assets

	On August 28, 1995, the Registrant sold substantially all of the operating assets of its munitions specialty carrier, C. I. Whitten Transfer Company ("CIW"), to TRISM, Inc. ("TRISM").
This previously announced sale was completed in accordance with the terms of an Asset Purchase Agreement dated as of August 18, 1995 among CIW, the Registrant, and TRISM, a copy of which is enclosed as an exhibit to this report and which is incorporated by reference herein.

	Pursuant to the transaction, TRISM acquired substantially all of the tangible and intangible assets of CIW used in its business other than accounts receivable, prepaid expenses and certain other assets. The total purchase price, net of approximately $844,000 of liabilities assumed by TRISM, was approximately $3,013,000 of which $100,000 was placed into an escrow account to be released to CIW or TRISM, depending upon certain post-closing developments. TRISM also assumed certain lease obligations of CIW.

	The Registrant also agreed not to engage, for a period of five years, in the business of transporting truckload commodities of munitions, class A and B explosives, other articles designated sensitive by the United States Government and hazardous waste materials.

	Following the transaction, CIW changed its name to "CIW, Inc." and no longer conducts active motor carrier operations.

Item 7.	Financial Statements and Exhibits

(a)	Financial Statements of businesses acquired.  Not applicable.

(b)	Pro forma financial information

	The accompanying Pro Forma Condensed Consolidated Balance Sheet was prepared under the assumption that the sale of substantially all of the operating assets of CIW to TRISM had occurred on June
30, 1995.

The accompanying Pro Forma Condensed Consolidated Statements of Operations were prepared under the assumption that the sale of substantially all of the operating assets of CIW to TRISM had occurred on January 1, 1994 and January 1, 1995, respectively. Pro forma adjustments have been reflected for assumed changes in interest expense and income taxes as a result of the transaction.

(c)	Exhibits

2  	Asset Purchase Agreement dated as of August 18, 1995 (without exhibits)


Signatures

	Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

								Intrenet, Inc.



Dated:		September 11, 1995		 	By: Jonathan G. Usher, Vice President -
                 							          Finance, and Chief Financial Officer
               							           (Principal Financial and Accounting	Officer)


                                                                  INTRENET, INC. AND SUBSIDIARIES
                                                                  Pro Forma Condensed Consolidated Balance Sheet
                                                                  June 30, 1995
                                                                  (In Thousands of Dollars)
                                                                  (Unaudited)
                                                                                           Pro Forma     Pro Forma
                                                                             Consolidated  Adjustment forExcluding
                    Assets                                                   As Filed      C.I. Whitten  C.I. Whit
Current assets:
    Cash and cash equivalents                                               $   2,087     $     704     $   2,791
    Receivables, principally freight revenue less
        allowance for doubtful accounts of $1,484 in 1995                      21,115             0        21,115
    Prepaid expenses and other                                                  7,132          (164)        6,968
                       Total current assets                                    30,334           540        30,874

Property and equipment, at cost less accumulated
        depreciation                                                           30,696        (3,099)       27,597
Reorganization value in excess of amounts allocated
        to identifiable assets, net of accumulated amortization                 7,989             0         7,989
Deferred income taxes                                                           2,525             0         2,525
Other assets                                                                      964             0           964
                         Total assets                                       $  72,508     $  (2,559)    $  69,949


                   Liabilities and Shareholders' Equity
Current liabilities:
    Current notes payable to banks                                          $   4,209     $  (2,209)    $   2,000
    Current equipment borrowings and capital lease obligations                  5,645          (327)        5,318
    Accounts payable and cash overdrafts                                        8,766             0         8,766
    Current accrued claim liabilities                                           6,974             0         6,974
    Other accrued expenses                                                      6,878            94         6,972
                         Total current liabilities                             32,472        (2,442)       30,030

Long-term notes payable to banks                                                4,500             0         4,500
7% convertible subordinated debentures                                              0             0             0
Long-term equipment borrowings and capital lease obligations                    9,680          (517)        9,163
Long-term accrued claim liabilities                                             2,000             0         2,000
                         Total liabilities                                     48,652        (2,959)       45,693

Shareholders' equity:
    Common Stock, without par value; 20,000,000
        shares authorized;  13,197,728 shares
        issued and outstanding at June 30                                      15,940             0        15,940
    Retained earnings
        since January 1, 1991                                                   7,916           400         8,316
                         Total shareholders' equity                            23,856           400        24,256
                         Total liabilities and shareholders' equity         $  72,508     $  (2,559)    $  69,949

  Notes to Pro Forma Financial Statements :

 1. This Pro Forma Condensed Consolidated Balance Sheet reflects the consolidated financial condition of Intrenet, Inc. and subsidiaries under the assumption that the sale of the assets of C. I. Whitten Transfer Company described in this
Form 8 - K had occurred on June 30, 1995.

 2. The Pro Forma Adjustments reflect the effect of the sale of substantially all of the operating assets of C. I.
Whitten as of June 30, 1995. These adjustments also reflect the estimated provisions necessary at June 30, 1995 to state the remaining assets and liabilities at realizable values, and to accrue the costs to wind-down the business.

 3. Cash received on sale of the assets is assumed to first be applied to reduce outstanding bank revolver borrowings, and then to increase invested funds.

                                           INTRENET, INC. AND SUBSIDIARIES
                                           Pro Forma Condensed Consolidated Statement of Operations
                                           Year Ended December 31, 1994
                                           (In Thousands of dollars, Except Per Share Data)
                                                                                         Pro Forma
                                                          Elimination                     Results
                                           Consolidated   of Whitten      Pro Forma      Excluding
                                            As Filed        Losses       Adjustments    C.I. Whitte
Operating revenues                        $   214,838    $   (15,384)   $         0    $   199,454

Operating expenses:
  Purchased transportation
     and equipment rents                       79,946         (6,236)             0         73,710
  Fuel and other operating expenses            49,749         (3,614)             0         46,135
  Salaries, wages, and benefits                48,309         (4,285)             0         44,024
  Insurance and claims                          7,680           (440)             0          7,240
  Operating taxes and licenses                  9,846           (801)             0          9,045
  Depreciation                                  4,826           (336)             0          4,490
  Other operating expenses                      4,077           (412)             0          3,665
                                              204,433        (16,124)             0        188,309

    Operating Income                           10,405            740              0         11,145

Interest expense                               (3,557)            66            255         (3,236)
Other income (expense), net                      (357)             0            400             43

      Earnings before income taxes              6,491            806            655          7,952

Provision for Income taxes                     (1,326)          (274)          (223)        (1,823)

      Net earnings                        $     5,165    $       532    $       432    $     6,129


Earnings per common and common
    equivalent share
      Primary earnings per share          $      0.52    $      0.05    $      0.04    $      0.61

          Number of Shares Used             9,964,501      9,964,501      9,964,501      9,964,501

      Fully diluted earnings per share    $      0.40    $      0.04    $      0.03    $      0.47

          Number of Shares Used            13,684,062     13,684,062     13,684,062     13,684,062

Notes to Pro Forma Financial Statements :

1. This Pro Forma Condensed Consolidated Statement of Operations reflects the consolidated results of Intrenet, Inc. and subsidiaries under the assumption that the sale of the assets of
C. I. Whitten Transfer Company described in this Form 8 - K had occurred on January 1, 1994.

2. Pro forma adjustments have been reflected for (1) the assumed reduction in interest expense as a result of the assumed use of sales proceeds to reduce bank debt outstanding during the year, (2) for the effect on the provision for income taxes, using a statutory rate, and (3) the anticipated net gain on sale of the assets and wind-down of the C. I. Whitten business.

                                           INTRENET, INC. AND SUBSIDIARIES
                                           Pro Forma Condensed Consolidated Statement of Operations
                                           For the Six Months Ended June 30, 1995
                                           (In Thousands of dollars, Except Per Share Data)

                                                                                         Pro Forma
                                                          Elimination                     Results
                                           Consolidated   of Whitten      Pro Forma      Excluding
                                            As Filed        Losses       Adjustments    C.I. Whitte
Operating revenues                        $   109,699    $    (4,953)   $         0    $   104,746

Operating expenses:
  Purchased transportation
     and equipment rents                       40,235         (1,904)             0         38,331
  Fuel and other operating expenses            29,772         (1,778)             0         27,994
  Salaries, wages, and benefits                23,150         (1,904)             0         21,246
  Insurance and claims                          3,903           (287)             0          3,616
  Operating taxes and licenses                  4,999           (245)             0          4,754
  Depreciation                                  2,326           (235)             0          2,091
  Other operating expenses                      2,232           (377)             0          1,855
                                              106,617         (6,730)             0         99,887

    Operating Income                            3,082          1,777              0          4,859

Interest expense                               (1,521)            53            126         (1,342)
Other income (expense), net                      (231)             0            400            169


      Earnings before income taxes              1,330          1,830            526          3,686

Provision for Income taxes                       (399)          (622)          (179)        (1,200)

      Net earnings                        $       931    $     1,208    $       347    $     2,486

Earnings per common and common
    equivalent share

      Primary earnings per share          $      0.08    $      0.10    $      0.03    $      0.21

          Number of Shares Used            11,956,223     11,956,223     11,956,223     11,956,223

      Fully diluted earnings per share    $      0.08    $      0.10    $      0.03    $      0.21

          Number of Shares Used            11,956,223     11,956,223     11,956,223     11,956,223

Notes to Pro Forma Financial Statements :

1. This Pro Forma Condensed Consolidated Statement of Operations reflects the consolidated results of Intrenet, Inc. and subsidiaries under the assumption that the sale of the assets of C.I. Whitten
Transfer Company described in this Form 8 - K had occurred on January 1, 1995.

2. Pro forma adjustments have been reflected for (1) the assumed reduction in interest expense as a result of the assumed use of sales proceeds to reduce bank debt outstanding during the year, (2) for the effect on the provision for income taxes, using a statutory rate, and (3) the anticipated net gain on sale of the assets and wind-down of the C. I. Whitten business.